UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 21, 2025
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On January 21, 2025, Geoff Trukenbrod, Chief Financial Officer of LanzaTech Global, Inc. (the “Company”), resigned from the Company effective immediately, and the Company’s Board of Directors (the “Board”) appointed Justin D. Pugh, to serve as interim Chief Financial Officer commencing January 21, 2025. Mr. Trukenbrod’s resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Mr. Pugh, age 43, has been a Senior Managing Director with FTI Consulting, Inc., a global consulting firm (“FTI”), since 2017. Mr. Pugh earned a bachelor’s degree in finance from Louisiana Tech University, a master’s degree in finance and mathematics from Louisiana State University and an MBA from the University of Rochester. He is a chartered financial analyst and certified public accountant.
There are no arrangements or understandings between Mr. Pugh and any other person pursuant to which Mr. Pugh was appointed as the interim Chief Financial Officer. Mr. Pugh does not have any family relationship with any director or other executive officer of the Company, and There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Mr. Pugh or any member of his immediate family had or will have any interest that is required to be disclosed by Item 404(a) of Regulation S-K. The appointment of Mr. Pugh is pursuant to the terms of an engagement letter effective January 8, 2025 between the Company and FTI. Mr. Pugh will continue to be employed by FTI and will not receive any compensation directly from the Company.
Item 8.01    Other Events.
On January 21, 2025, the Company issued a press release announcing its planned formation of LanzaX, a newly named business unit dedicated to its wholly owned synthetic biology platform, which the Company intends to spin out from its core biorefining business.
A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release announcing planned formation of LanzaX dated January 21, 2025.
99.2	Presentation on LanzaX dated January 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 21, 2025

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
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